Exhibit 99.1
TriplePoint Venture Growth BDC Corp. Announces
Retirement of Chief Financial Officer
Company to Announce 2024 Second Quarter Results on August 7, 2024
Menlo Park, Calif., June 14, 2024 - TriplePoint Venture Growth BDC Corp. (NYSE: TPVG) (the “Company,” “TPVG,” “we,” “us,” or “our”), the leading financing provider to venture growth stage companies backed by a select group of venture capital firms in technology and other high growth industries, today announced that Christopher M. Mathieu plans to retire as the Chief Financial Officer (“CFO”) of TPVG effective as of the close of business on August 9, 2024 and will continue to serve as an advisor through December 31, 2024 to provide a smooth transition. Mr. Mathieu has served as CFO of TPVG since July 2019. The Company has initiated a search for a successor to Mr. Mathieu and engaged a leading executive search firm.
“We are grateful for Chris’ outstanding contributions during his tenure as CFO,” said Jim Labe, Chairman and Chief Executive Officer of TPVG. “His deep industry knowledge, financial expertise and strategic insights have helped guide the entire TriplePoint Capital platform to strong AUM growth, strong financial performance, and industry leadership. As he embarks on his well-deserved retirement, we extend our deepest appreciation for his dedicated service and lasting impact, as his work has benefited our investors, portfolio companies, and team.”
“I am thankful for the opportunity to have served as CFO of TPVG, TriplePoint Capital, as well as other investment vehicles on the platform,” said Christopher M. Mathieu, Chief Financial Officer of TPVG. “It has been an honor to work with an industry-leading platform and our dedicated team. I am proud of all we have accomplished together and look forward to the platform and team’s growth and continued success.”
The Company will release its financial results for its second quarter ending June 30, 2024 after market-close on August 7, 2024 and will host a conference call that same day at 5:00 p.m. Eastern Time to discuss the Company’s financial results. The Company will release details regarding how investors and analysts can access the conference call at a later date.
ABOUT TRIPLEPOINT VENTURE GROWTH BDC CORP.
TriplePoint Venture Growth BDC Corp. is an externally-managed business development company focused on providing customized debt financing with warrants and direct equity investments to venture growth stage companies in technology and other high growth industries backed by a select group of venture capital firms. The Company’s sponsor, TriplePoint Capital, is a Sand Hill Road-based global investment platform which provides customized debt financing, leasing, direct equity investments and other complementary solutions to venture capital-backed companies in technology and other high growth industries at every stage of their development with unparalleled levels of creativity, flexibility and service. For more information about TriplePoint Venture Growth BDC Corp., visit https://www.tpvg.com. For more information about TriplePoint Capital, visit https://www.triplepointcapital.com.
FORWARD-LOOKING STATEMENTS
Certain statements contained in this press release constitute forward-looking statements. Forward-looking statements are not guarantees of future events, performance, condition or results and involve a number of substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual events, performance, conditions or results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
INVESTOR RELATIONS AND MEDIA CONTACT
The IGB Group
Leon Berman
212-477-8438
lberman@igbir.com
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